Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2018

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 23
Unconsolidated Joint Ventures	24 - 26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32 - 33
Top Tenants and Industry Diversification	34
Leasing Activity	35 - 36
Lease Expirations	37 - 40
Cash Basis Capital Expenditures	41 - 42

Definitions	43 - 44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston / Mike Husseini	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973 / (212) 250-7703	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com /	steve.sakwa@evercoreisi.com
mike.husseini@db.com

Andrew Rosivach	Daniel Ismail	Richard Anderson	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 902-2796	(949) 640-8780	(212) 205-8445	(212) 761-7064
andrew.rosivach@gs.com	dismail@greenst.com	richard.anderson@us.mizuho-sc.com	vikram.malhotra@morganstanley.com

Frank Lee	Blaine Heck
UBS	Wells Fargo
(415) 352-5679	(443) 263-6529
frank-a.lee@ubs.com	blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2018		Compared to Prior Guidance
	Low	High
Estimated net loss attributable to common stockholders	$(0.14)	$(0.10)
Real estate impairment loss	0.17	0.17
Our share of depreciation and amortization	0.90	0.90

Estimated Core FFO (1)	$0.93	$0.97	Increased

Assumptions
Leasing Activity (square feet)	700,000	900,000	Increased
PGRE’s share of Same Store Leased % (2) at year end	96.0%	97.5%	Increased
Increase in PGRE’s share of Same Store Cash NOI (2)	7.0%	10.0%	Unchanged
Increase in PGRE’s share of Same Store NOI (2)	7.0%	10.0%	Increased
PGRE’s share of Cash NOI (2)	351,000	355,000	Increased
PGRE’s share of NOI (2)	415,000	421,000	Increased
PGRE’s share of straight-line rent and above and below-market lease revenue, net	64,000	66,000	Increased
Fee income, net of income taxes	17,000	18,000	Unchanged
PGRE’s share of interest and debt expense, including amortization of deferred financing costs	(130,000)	(128,000)	Unchanged
General and administrative expenses	(58,000)	(56,000)	Unchanged

(1)	We are increasing our Estimated Core FFO Guidance for the full year of 2018, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with GAAP. The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on August 1, 2018 and otherwise referenced during our conference call scheduled for August 2, 2018. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the straight-lining of rental income and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(2)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Net (loss) income attributable to common stockholders	$(34,816)	$103,016	$1,114	$(33,702)	$103,388
Per share - basic and diluted	$(0.14)	$0.44	$0.00	$(0.14)	$0.44

Core FFO attributable to common stockholders (1)	$57,899	$54,565	$54,963	$112,862	$106,070
Per share - diluted	$0.24	$0.23	$0.23	$0.47	$0.45
PGRE’s share of Cash NOI (1)	$88,488	$85,436	$85,947	$174,435	$164,553
PGRE’s share of NOI (1)	$106,246	$102,208	$100,580	$206,826	$200,570

Same Store Cash NOI	% Change
Three Months Ended June 30, 2018 vs. June 30, 2017	5.9%
Six Months Ended June 30, 2018 vs. June 30, 2017	10.3%

Same Store NOI	% Change
Three Months Ended June 30, 2018 vs. June 30, 2017	6.1%
Six Months Ended June 30, 2018 vs. June 30, 2017	6.3%

PORTFOLIO STATISTICS

	As of
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Leased % (1)	96.4%	94.0%	93.5%	92.3%	90.9%

Same Store Leased %	% Change
June 30, 2018 vs. March 31, 2018	2.4%
June 30, 2018 vs. December 31, 2017	2.9%

COMMON SHARE DATA

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Share Price:
High	$15.63	$15.89	$16.61	$16.79	$17.25
Low	$13.85	$13.70	$15.49	$15.14	$15.32
Closing (end of period)	$15.40	$14.24	$15.85	$16.00	$16.00

Dividends per common share	$0.100	$0.100	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.400	$0.400	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.6%	2.8%	2.4%	2.4%	2.4%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2018	December 31, 2017
ASSETS:
Real estate, at cost
Land	$2,186,006	$2,209,506
Buildings and improvements	6,132,725	6,119,969

	8,318,731	8,329,475
Accumulated depreciation and amortization	(566,164)	(487,945)

Real estate, net	7,752,567	7,841,530
Cash and cash equivalents	233,530	219,381
Restricted cash	32,755	31,044
Investments in unconsolidated joint ventures	67,823	44,762
Investments in unconsolidated real estate funds	9,292	7,253
Preferred equity investments, net	35,925	35,817
Marketable securities	25,913	29,039
Accounts and other receivables, net	15,549	17,082
Deferred rent receivable	252,140	220,826
Deferred charges, net	116,147	98,645
Intangible assets, net	316,451	352,206
Other assets	57,821	20,076

Total Assets	$8,915,913	$8,917,661

LIABILITIES:
Notes and mortgages payable, net	$3,562,459	$3,541,300
Revolving credit facility	—	—
Due to affiliates	27,299	27,299
Accounts payable and accrued expenses	123,720	117,630
Dividends and distributions payable	26,621	25,211
Intangible liabilities, net	115,559	130,028
Other liabilities	54,507	54,109

Total Liabilities	3,910,165	3,895,577

EQUITY:
Paramount Group, Inc. equity	4,113,520	4,176,741
Noncontrolling interests in:
Consolidated joint ventures	403,686	404,997
Consolidated real estate fund	57,816	14,549
Operating Partnership	430,726	425,797

Total Equity	5,005,748	5,022,084

Total Liabilities and Equity	$8,915,913	$8,917,661

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
REVENUES:
Property rentals	$148,486	$138,232	$145,741	$294,227	$270,467
Straight-line rent adjustments	16,739	11,974	13,244	29,983	32,121
Amortization of above and below-market leases, net	4,304	7,981	4,420	8,724	10,989

Rental income	169,529	158,187	163,405	332,934	313,577
Tenant reimbursement income	13,164	11,856	14,246	27,410	24,708
Fee income (see details on page 10)	5,409	4,448	3,465	8,874	14,004
Other income (see details on page 10)	3,317	3,213	3,155	6,472	6,651

Total revenues	191,419	177,704	184,271	375,690	358,940

EXPENSES:
Operating	67,646	63,461	68,978	136,624	129,432
Depreciation and amortization	64,775	68,636	65,156	129,931	131,628
General and administrative (see details on page 10)	17,195	16,573	12,631	29,826	30,154
Transaction related costs	293	502	120	413	777
Real estate impairment loss	46,000	—	—	46,000	—

Total expenses	195,909	149,172	146,885	342,794	291,991

Operating (loss) income	(4,490)	28,532	37,386	32,896	66,949

Income (loss) from unconsolidated joint ventures	2,521	16,535	(62)	2,459	18,472
Loss from unconsolidated real estate funds	(14)	(2,411)	(66)	(80)	(2,123)
Interest and other income, net (see details on page 10)	2,094	2,486	2,016	4,110	5,686
Interest and debt expense (see details on page 10)	(36,809)	(34,817)	(36,082)	(72,891)	(71,835)
Loss on early extinguishment of debt	—	(5,162)	—	—	(7,877)
Gain on sale of real estate	—	133,989	—	—	133,989
Unrealized gain on interest rate swaps	—	—	—	—	1,802

Net (loss) income before income taxes	(36,698)	139,152	3,192	(33,506)	145,063
Income tax benefit (expense)	120	(970)	(477)	(357)	(5,252)

Net (loss) income	(36,578)	138,182	2,715	(33,863)	139,811
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(1,752)	(1,897)	(1,055)	(2,807)	(3,188)
Consolidated real estate fund	(152)	(20,169)	(430)	(582)	(20,081)
Operating Partnership	3,666	(13,100)	(116)	3,550	(13,154)

Net (loss) income attributable to common stockholders	$(34,816)	$103,016	$1,114	$(33,702)	$103,388

Weighted average common shares outstanding:
Basic	240,336,485	234,990,468	240,311,744	240,324,183	232,968,602

Diluted	240,336,485	235,010,830	240,338,698	240,324,183	232,995,822

(Loss) income per common share:
Basic	$(0.14)	$0.44	$0.00	$(0.14)	$0.44

Diluted	$(0.14)	$0.44	$0.00	$(0.14)	$0.44

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Fee Income:
Property management	$1,490	$1,532	$1,502	$2,992	$3,142
Asset management	1,823	2,359	1,610	3,433	4,625
Acquisition and disposition	1,750	250	—	1,750	5,570
Other	346	307	353	699	667

Total fee income	$5,409	$4,448	$3,465	$8,874	$14,004

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Other Income:
Lease termination income	$29	$895	$28	$57	$961
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,288	2,318	3,127	6,415	5,690

Total other income	$3,317	$3,213	$3,155	$6,472	$6,651

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
General and Administrative:
Cash general and administrative	$12,346	$11,113	$6,275	$18,621	$19,563
Non-cash general and administrative - stock based compensation expense	4,650	4,438	6,265	10,915	7,867
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	199	1,022	91	290	2,724

Total general and administrative	$17,195	$16,573	$12,631	$29,826	$30,154

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Interest and Other Income:
Preferred equity investment income (1)	$917	$953	$899	1,816	2,366
Interest income	978	511	1,026	2,004	596
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	199	1,022	91	290	2,724

Total interest and other income, net	$2,094	$2,486	$2,016	$4,110	$5,686

(1)

Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $223, $232 and $219 for the three months ended June 30, 2018 and 2017, and March 31, 2018, respectively and $442 and $576 for the six months ended June 30, 2018 and 2017, respectively.

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Interest and Debt Expense:
Interest expense	$34,055	$31,999	$33,321	$67,376	$66,287
Amortization of deferred financing costs	2,754	2,818	2,761	5,515	5,548

Total interest and debt expense	$36,809	$34,817	$36,082	$72,891	$71,835

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(36,578)	$138,182	$2,715	$(33,863)	$139,811
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	66,711	70,660	67,160	133,871	135,500
Real estate impairment loss	46,000	—	—	46,000	—
Gain on sale of depreciable real estate	—	(110,583)	—	—	(110,583)

FFO (1)	76,133	98,259	69,875	146,008	164,728
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(10,840)	(7,740)	(10,207)	(21,047)	(14,935)
Consolidated real estate fund	(152)	(20,276)	(430)	(582)	(20,416)

FFO attributable to Paramount Group Operating Partnership	65,141	70,243	59,238	124,379	129,377
Less FFO attributable to noncontrolling interests in Operating Partnership	(6,206)	(7,925)	(5,585)	(11,791)	(15,470)

FFO attributable to common stockholders (1)	$58,935	$62,318	$53,653	$112,588	$113,907

Per diluted share	$0.25	$0.27	$0.22	$0.47	$0.49

FFO	$76,133	$98,259	$69,875	$146,008	$164,728
Non-core items:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(1,512)	(15,072)	1,195	(317)	(15,072)
Transaction related costs	293	502	120	413	777
Realized and unrealized loss from unconsolidated real estate funds	74	2,482	131	205	2,247
After-tax net gain on sale of residential condominium land parcel	—	(21,568)	—	—	(21,568)
Loss on early extinguishment of debt	—	5,162	—	—	7,877
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(364)	—	—	(2,750)

Core FFO (1)	74,988	69,401	71,321	146,309	136,239
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(10,840)	(7,740)	(10,207)	(21,047)	(15,401)
Consolidated real estate fund	(152)	12	(430)	(582)	(128)

Core FFO attributable to Paramount Group Operating Partnership	63,996	61,673	60,684	124,680	120,710
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,097)	(7,108)	(5,721)	(11,818)	(14,640)

Core FFO attributable to common stockholders (1)	$57,899	$54,565	$54,963	$112,862	$106,070

Per diluted share	$0.24	$0.23	$0.23	$0.47	$0.45

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	240,336,485	234,990,468	240,311,744	240,324,183	232,968,602
Effect of dilutive securities	17,229	20,362	26,954	20,525	27,220

Denominator for FFO and Core FFO per diluted share	240,353,714	235,010,830	240,338,698	240,344,708	232,995,822

(1)	See page 43 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Reconciliation of Core FFO to FAD:
Core FFO	$74,988	$69,401	$71,321	$146,309	$136,239
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	4,650	4,438	6,265	10,915	7,867
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,827	3,061	2,835	5,662	5,859
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,141)	(7,818)	(4,257)	(8,398)	(10,699)
Expenditures to maintain assets	(2,496)	(1,999)	(3,702)	(6,198)	(7,554)
Second generation tenant improvements and leasing commissions	(20,392)	(9,867)	(14,983)	(35,375)	(17,275)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(16,853)	(12,208)	(13,197)	(30,050)	(32,719)

FAD (1)	38,583	45,008	44,282	82,865	81,718

Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,277)	(3,123)	(6,850)	(13,127)	(4,983)
Consolidated real estate fund	(152)	12	(430)	(582)	(128)

FAD attributable to Paramount Group Operating Partnership	32,154	41,897	37,002	69,156	76,607
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,063)	(4,727)	(3,488)	(6,551)	(9,156)

FAD attributable to common stockholders (1) (2)	$29,091	$37,170	$33,514	$62,605	$67,451

Dividends declared on common stock	$24,053	$22,637	$24,051	$48,104	$44,618

(1)	See page 43 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(36,578)	$138,182	$2,715	$(33,863)	$139,811
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	66,711	70,660	67,160	133,871	135,500
Interest and debt expense (including our share of unconsolidated joint ventures)	38,513	36,679	37,744	76,257	75,332
Income tax (benefit) expense (including our share of unconsolidated joint ventures)	(120)	970	478	358	5,252
Real estate impairment loss	46,000	—	—	46,000	—
Gain on sale of depreciable real estate	—	(110,583)	—	—	(110,583)

EBITDAre (1)	114,526	135,908	108,097	222,623	245,312
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(17,469)	(12,941)	(16,786)	(34,255)	(25,586)
Consolidated real estate fund	(122)	(20,276)	(432)	(554)	(20,417)

PGRE’s share of EBITDAre (1)	$96,935	$102,691	$90,879	$187,814	$199,309

EBITDAre	$114,526	$135,908	$108,097	$222,623	$245,312
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(1,512)	(15,072)	1,195	(317)	(15,072)
Transaction related costs	293	502	120	413	777
EBITDAre from real estate funds	(122)	2,021	(414)	(536)	1,571
Pre-tax net gain on sale of residential condominium land parcel	—	(23,406)	—	—	(23,406)
Loss on early extinguishment of debt	—	5,162	—	—	7,877
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(364)	—	—	(2,750)

Adjusted EBITDAre (1)	113,185	104,751	108,998	222,183	214,309
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(17,469)	(12,941)	(16,786)	(34,255)	(26,052)
Consolidated real estate fund	—	381	—	—	381

PGRE’s share of Adjusted EBITDAre (1)	$95,716	$92,191	$92,212	$187,928	$188,638

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(36,578)	$138,182	$2,715	$(33,863)	$139,811
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	64,775	68,636	65,156	129,931	131,628
General and administrative	17,195	16,573	12,631	29,826	30,154
Interest and debt expense	36,809	34,817	36,082	72,891	71,835
Loss on early extinguishment of debt	—	5,162	—	—	7,877
Transaction related costs	293	502	120	413	777
Income tax (benefit) expense	(120)	970	477	357	5,252
NOI from unconsolidated joint ventures	4,569	4,958	4,740	9,309	9,781
(Income) loss from unconsolidated joint ventures	(2,521)	(16,535)	62	(2,459)	(18,472)
Loss from unconsolidated real estate funds	14	2,411	66	80	2,123
Fee income	(5,409)	(4,448)	(3,465)	(8,874)	(14,004)
Interest and other income, net	(2,094)	(2,486)	(2,016)	(4,110)	(5,686)
Real estate impairment loss	46,000	—	—	46,000	—
Gain on sale of real estate	—	(133,989)	—	—	(133,989)
Unrealized gain on interest rate swaps	—	—	—	—	(1,802)

NOI (1)	122,933	114,753	116,568	239,501	225,285
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,674)	(12,200)	(16,014)	(32,688)	(24,229)
Consolidated real estate fund	(13)	(345)	26	13	(486)

PGRE’s share of NOI (1)	$106,246	$102,208	$100,580	$206,826	$200,570

NOI (1)	$122,933	$114,753	$116,568	$239,501	$225,285
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(16,853)	(12,208)	(13,197)	(30,050)	(32,719)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,141)	(7,818)	(4,257)	(8,398)	(10,699)

Cash NOI (1)	101,939	94,727	99,114	201,053	181,867
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,438)	(8,946)	(13,193)	(26,631)	(16,828)
Consolidated real estate fund	(13)	(345)	26	13	(486)

PGRE’s share of Cash NOI (1)	$88,488	$85,436	$85,947	$174,435	$164,553

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(36,578)	$11,115	$(41,841)	$7,998	$(13,850)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	64,775	38,369	5,540	20,206	660
General and administrative	17,195	—	—	—	17,195
Interest and debt expense	36,809	23,266	—	12,273	1,270
Transaction related costs	293	—	—	—	293
Income tax (benefit) expense	(120)	—	—	5	(125)
NOI from unconsolidated joint ventures	4,569	4,493	—	—	76
Income from unconsolidated joint ventures	(2,521)	(2,506)	—	—	(15)
Loss from unconsolidated real estate funds	14	—	—	—	14
Fee income	(5,409)	—	—	—	(5,409)
Interest and other income, net	(2,094)	—	—	(186)	(1,908)
Real estate impairment loss	46,000	—	46,000	—	—

NOI (1)	122,933	74,737	9,699	40,296	(1,799)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,674)	—	—	(16,674)	—
Consolidated real estate fund	(13)	—	—	—	(13)

PGRE’s share of NOI for the three months ended June 30, 2018	$106,246	$74,737	$9,699	$23,622	$(1,812)

PGRE’s share of NOI for the three months ended June 30, 2017	$102,208	$68,151	$11,573	$24,881	$(2,397)

NOI (1)	$122,933	$74,737	$9,699	$40,296	$(1,799)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(16,853)	(11,497)	204	(5,536)	(24)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,141)	533	(550)	(4,124)	—

Cash NOI (1)	101,939	63,773	9,353	30,636	(1,823)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,438)	—	—	(13,438)	—
Consolidated real estate fund	(13)	—	—	—	(13)

PGRE’s share of Cash NOI for the three months ended June 30, 2018	$88,488	$63,773	$9,353	$17,198	$(1,836)

PGRE’s share of Cash NOI for the three months ended June 30, 2017	$85,436	$61,423	$10,690	$15,748	$(2,425)

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(33,863)	$16,594	$(37,749)	$12,907	$(25,615)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	129,931	76,555	11,052	41,069	1,255
General and administrative	29,826	—	—	—	29,826
Interest and debt expense	72,891	46,012	—	24,440	2,439
Transaction related costs	413	—	—	—	413
Income tax expense	357	—	—	8	349
NOI from unconsolidated joint ventures	9,309	9,158	—	—	151
Income from unconsolidated joint ventures	(2,459)	(2,433)	—	—	(26)
Loss from unconsolidated real estate funds	80	—	—	—	80
Fee income	(8,874)	—	—	—	(8,874)
Interest and other income, net	(4,110)	—	—	(345)	(3,765)
Real estate impairment loss	46,000	—	46,000	—	—

NOI (1)	239,501	145,886	19,303	78,079	(3,767)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(32,688)	—	—	(32,688)	—
Consolidated real estate funds	13	—	—	—	13

PGRE’s share of NOI for the six months ended June 30, 2018	$206,826	$145,886	$19,303	$45,391	$(3,754)

PGRE’s share of NOI for the six months ended June 30, 2017	$200,570	$133,469	$26,436	$44,186	$(3,521)

NOI (1)	$239,501	$145,886	$19,303	$78,079	$(3,767)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(30,050)	(21,005)	362	(9,444)	37
Amortization of above and below-market leases, net	(8,398)	1,090	(1,097)	(8,391)	—

Cash NOI (1)	201,053	125,971	18,568	60,244	(3,730)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(26,631)	—	—	(26,631)	—
Consolidated real estate funds	13	—	—	—	13

PGRE’s share of Cash NOI for the six months ended June 30, 2018	$174,435	$125,971	$18,568	$33,613	$(3,717)

PGRE’s share of Cash NOI for the six months ended June 30, 2017	$164,553	$114,913	$23,943	$29,185	$(3,488)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2018
SAME STORE CASH NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the three months ended June 30, 2018	$88,488	$63,773	$9,353	$17,198	$(1,836)
Acquisitions (2)	(1,766)	—	—	(1,766)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(54)	(54)	—	—	—
Other, net	174	174	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended June 30, 2018	$86,842	$63,893	$9,353	$15,432	$(1,836)

	Three Months Ended June 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the three months ended June 30, 2017	$85,436	$61,423	$10,690	$15,748	$(2,425)
Acquisitions	—	—	—	—	—
Dispositions (3)	(2,332)	—	(2,332)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,041)	(175)	—	(866)	—
Other, net	(87)	30	—	—	(117)

PGRE’s share of Same Store Cash NOI (1) for the three months ended June 30, 2017	$81,976	$61,278	$8,358	$14,882	$(2,542)

Increase in PGRE’s share of Same Store Cash NOI	$4,866	$2,615	$995	$550	$706
% Increase	5.9%	4.3%	11.9%	3.7%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2018
SAME STORE NOI (1)	Total		New York	Washington, D.C.	San Francisco		Other
PGRE’s share of NOI for the three months ended June 30, 2018	$106,246		$74,737	$9,699	$23,622		$(1,812)
Acquisitions (2)	(2,361)		—	—	(2,361)		—
Dispositions	—		—	—	—		—
Lease termination income (including our share of unconsolidated joint ventures)	(54)		(54)	—	—		—
Other, net	174		174	—	—		—

PGRE’s share of Same Store NOI (1) for the three months ended June 30, 2018	$104,005		$74,857	$9,699	$21,261		$(1,812)

	Three Months Ended June 30, 2017
	Total		New York	Washington, D.C.	San Francisco		Other
PGRE’s share of NOI for the three months ended June 30, 2017	$102,208		$68,151	$11,573	$24,881		$(2,397)
Acquisitions	—		—	—	—		—
Dispositions (3)	(2,332)		—	(2,332)	—		—
Lease termination income (including our share of unconsolidated joint ventures)	(1,041)		(175)	—	(866)		—
Other, net	(785)		30	—	(698)		(117)

PGRE’s share of Same Store NOI (1) for the three months ended June 30, 2017	$98,050		$68,006	$9,241	$23,317		$(2,514)

Increase (decrease) in PGRE’s share of Same Store NOI	$5,955	(4)	$6,851	$458	$(2,056	)(4)	$702
% Increase (decrease)	6.1	%(4)	10.1%	5.0%	(8.8	%)(4)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.
(4)	This decrease resulted from income of $3,028 in the prior year from the accelerated amortization of certain below-market lease liabilities in connection with such tenants’ lease modifications. Excluding this income, Same Store NOI increased by 9.5% for the total portfolio and 4.8% for our San Francisco portfolio.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2018
SAME STORE CASH NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the six months ended June 30, 2018	$174,435	$125,971	$18,568	$33,613	$(3,717)
Acquisitions (2)	(3,730)	(215)	—	(3,515)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(244)	(244)	—	—	—
Other, net	174	174	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the six months ended June 30, 2018	$170,635	$125,686	$18,568	$30,098	$(3,717)

	Six Months Ended June 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the six months ended June 30, 2017	$164,553	$114,913	$23,943	$29,185	$(3,488)
Acquisitions	—	—	—	—	—
Dispositions (3)	(8,632)	—	(8,632)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,107)	(241)	—	(866)	—
Other, net	(87)	30	—	—	(117)

PGRE’s share of Same Store Cash NOI (1) for the six months ended June 30, 2017	$154,727	$114,702	$15,311	$28,319	$(3,605)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$15,908	$10,984	$3,257	$1,779	$(112)
% Increase	10.3%	9.6%	21.3%	6.3%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2018
SAME STORE NOI (1)	Total		New York	Washington, D.C.	San Francisco		Other
PGRE’s share of NOI for the six months ended June 30, 2018	$206,826		$145,886	$19,303	$45,391		$(3,754)
Acquisitions (2)	(4,667)		(173)	—	(4,494)		—
Dispositions	—		—	—	—		—
Lease termination income (including our share of unconsolidated joint ventures)	(244)		(244)	—	—		—
Other, net	174		174	—	—		—

PGRE’s share of Same Store NOI (1) for the six months ended June 30, 2018	$202,089		$145,643	$19,303	$40,897		$(3,754)

	Six Months Ended June 30, 2017
	Total		New York	Washington, D.C.	San Francisco		Other
PGRE’s share of NOI for the six months ended June 30, 2017	$200,570		$133,469	$26,436	$44,186		$(3,521)
Acquisitions	—		—	—	—		—
Dispositions (3)	(8,632)		—	(8,632)	—		—
Lease termination income (including our share of unconsolidated joint ventures)	(1,107)		(241)	—	(866)		—
Other, net	(785)		30	—	(698)		(117)

PGRE’s share of Same Store NOI (1) for the six months ended June 30, 2017	$190,046		$133,258	$17,804	$42,622		$(3,638)

Increase (decrease) in PGRE’s share of Same Store NOI	$12,043	(4)	$12,385	$1,499	$(1,725	)(4)	$(116)

% Increase (decrease)	6.3	%(4)	9.3%	8.4%	(4.0	%)(4)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.
(4)	This decrease resulted from income of $3,028 in the prior year from the accelerated amortization of certain below-market lease liabilities in connection with such tenants’ lease modifications. Excluding this income, Same Store NOI increased by 8.1% for the total portfolio and 3.3% for our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2018					As of December 31, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	50	PGRESS	Residential	Total	One	50	PGRESS	Residential
	Consolidated	Market	Beale	Equity	Development	Consolidated	Market	Beale	Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
ASSETS:
Real estate, net	$1,711,766	$1,233,804	$477,962	$—	$—	$1,726,800	$1,246,427	$480,373	$—	$—
Cash and cash equivalents	67,211	42,248	24,586	377	6,873	46,839	24,658	21,792	389	656
Restricted cash	5,538	5,538	—	—	—	8,163	8,163	—	—	—
Preferred equity investments, net	35,925	—	—	35,925	—	35,817	—	—	35,817	—
Investments in unconsolidated joint ventures	—	—	—	—	40,236	—	—	—	—	16,031
Accounts and other receivables, net	1,559	671	888	—	67	2,548	1,423	1,125	—	2
Deferred rent receivable	47,663	45,621	2,042	—	—	44,000	43,332	668	—	—
Deferred charges, net	10,777	7,649	3,128	—	—	8,123	7,508	615	—	—
Intangible assets, net	56,230	34,146	22,084	—	—	66,112	39,421	26,691	—	—
Other assets	2,300	1,794	506	—	15,735	908	747	161	—	10

Total Assets	$1,938,969	$1,371,471	$531,196	$36,302	$62,911	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

LIABILITIES:
Notes and mortgages payable, net	$1,197,126	$969,126	$228,000	$—	$—	$1,196,607	$968,607	$228,000	$—	$—
Accounts payable and accrued expenses	29,317	18,181	11,073	63	75	21,134	14,876	6,205	53	62
Intangible liabilities, net	38,754	31,255	7,499	—	—	46,365	36,793	9,572	—	—
Other liabilities	151	148	3	—	—	156	149	7	—	—

Total Liabilities	1,265,348	1,018,710	246,575	63	75	1,264,262	1,020,425	243,784	53	62

EQUITY:
Paramount Group, Inc. equity	269,935	172,918	87,746	9,271	5,020	270,051	172,182	88,695	9,174	2,088
Noncontrolling interests	403,686	179,843	196,875	26,968	57,816	404,997	179,072	198,946	26,979	14,549

Total Equity	673,621	352,761	284,621	36,239	62,836	675,048	351,254	287,641	36,153	16,637

Total Liabilities and Equity	$1,938,969	$1,371,471	$531,196	$36,302	$62,911	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2018					Three Months Ended June 30, 2017
					Consolidated				Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures			Fund
	Total	One			Residential	Total	One		Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	PGRESS Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Holdings L.P.	Fund
Total revenues	$42,611	$32,790	$9,821	$—	$7	$31,893	$31,893	$—	$552
Total operating expenses	11,325	8,097	3,228	—	—	7,708	7,708	—	101

Net operating income	31,286	24,693	6,593	—	7	24,185	24,185	—	451
Depreciation and amortization	(16,058)	(11,037)	(5,021)	—	—	(11,467)	(11,467)	—	(100)
Interest and other income, net	1,103	124	62	917	121	990	37	953	25
Interest and debt expense	(12,273)	(10,193)	(2,080)	—	—	(10,194)	(10,194)	—	—
Gain on sale of real estate	—	—	—	—	—	—	—	—	23,406 (2)
Income from unconsolidated joint ventures	—	—	—	—	(16)	—	—	—	33

Net income (loss) before income taxes	4,058	3,587	(446)	917	112	3,514	2,561	953	23,815
Income tax (expense) benefit	(5)	1	(6)	—	3	(3)	(3)	—	—

Net income (loss)	$4,053	$3,588	$(452)	$917	$115	$3,511	$2,558	$953	$23,815

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	7.4%
Net income (loss)	$1,816	$1,752	$(159)	$223	$(15)	$1,479	$1,247	$232	$3,544
Add: Management fee income	485	157	328	—	(22)	135	135	—	86

PGRE’s share of net income (loss)	2,301	1,909	169	223	(37)	1,614	1,382	232	3,630
Add: Real estate depreciation and amortization	6,970	5,408	1,562	—	—	5,624	5,624	—	9

FFO (3)	9,271	7,317	1,731	223	(37)	7,238	7,006	232	3,639
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	(3,118)

Core FFO (3)	$9,271	$7,317	$1,731	$223	$(37)	$7,238	$7,006	$232	$521

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	92.6%
Net income (loss)	$2,237	$1,836	$(293)	$694	$130	$2,032	$1,311	$721	$20,271
Less: Management fee expense	(485)	(157)	(328)	—	22	(135)	(135)	—	(86)

Net income (loss) attributable to noncontrolling interests	1,752	1,679	(621)	694	152	1,897	1,176	721	20,185
Add: Real estate depreciation and amortization	9,088	5,629	3,459	—	—	5,843	5,843	—	91

FFO (3)	10,840	7,308	2,838	694	152	7,740	7,019	721	20,276
Less: Gain on sale of real estate	—	—	—	—	—	—	—	—	(20,288)

Core FFO (3)	$10,840	$7,308	$2,838	$694	$152	$7,740	$7,019	$721	$(12)

(1)	Acquired on July 17, 2017.
(2)	Represents the gain on sale of One Steuart Lane (formerly 75 Howard), of which our share, net of income taxes, was $1,661.
(3)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2018					Six Months Ended June 30, 2017
					Consolidated				Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures			Fund
	Total	One			Residential	Total	One		Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	PGRESS Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Holdings L.P.	Fund
Total revenues	$83,456	$64,720	$18,736	$—	$9	$63,012	$63,012	$—	$1,420
Total operating expenses	21,897	15,619	6,278	—	1	14,986	14,986	—	515

Net operating income	61,559	49,101	12,458	—	8	48,026	48,026	—	905
Depreciation and amortization	(32,264)	(22,286)	(9,978)	—	—	(23,040)	(23,040)	—	(359)
Interest and other income, net	2,161	216	129	1,816	630	2,428	62	2,366	25
Interest and debt expense	(24,440)	(20,279)	(4,161)	—	—	(23,672)	(23,672)	—	—
Gain on sale of land parcel	—	—	—	—	—	—	—	—	23,406 (2)
Income from unconsolidated joint venture	—	—	—	—	(18)	—	—	—	33
Unrealized gain on interest rate swaps	—	—	—	—	—	1,802	1,802	—	—

Net income (loss) before income taxes	7,016	6,752	(1,552)	1,816	620	5,544	3,178	2,366	24,010
Income tax (expense) benefit	(8)	(2)	(6)	—	1	(5)	(5)	—	(2)

Net income (loss)	$7,008	$6,750	$(1,558)	$1,816	$621	$5,539	$3,173	$2,366	$24,008

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	7.4%
Net income (loss)	$3,224	$3,301	$(519)	$442	$35	$2,084	$1,508	$576	$3,568
Add: Management fee income	977	324	653	—	4	267	267	—	343

PGRE’s share of net income	4,201	3,625	134	442	39	2,351	1,775	576	3,911
Add: Real estate depreciation and amortization	14,024	10,920	3,104	—	—	11,293	11,293	—	40

FFO (3)	18,225	14,545	3,238	442	39	13,644	13,068	576	3,951
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,330	1,330	—	—
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	(3,118)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(883)	(883)	—	—

Core FFO (3)	$18,225	$14,545	$3,238	$442	$39	$14,091	$13,515	$576	$833

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	92.6%
Net income (loss)	$3,784	$3,449	$(1,039)	$1,374	$586	$3,455	$1,665	$1,790	$20,440
Less: Management fee expense	(977)	(324)	(653)	—	(4)	(267)	(267)	—	(343)

Net income (loss) attributable to noncontrolling interests	2,807	3,125	(1,692)	1,374	582	3,188	1,398	1,790	20,097
Add: Real estate depreciation and amortization	18,240	11,366	6,874	—	—	11,747	11,747	—	319

FFO (3)	21,047	14,491	5,182	1,374	582	14,935	13,145	1,790	20,416
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,385	1,385	—	—
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	(20,288)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(919)	(919)	—	—

Core FFO (3)	$21,047	$14,491	$5,182	$1,374	$582	$15,401	$13,611	$1,790	$128

(1)	Acquired on July 17, 2017.
(2)	Represents the gain on sale of One Steuart Lane, of which our share, net of income taxes, was $1,661.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2018				As of December 31, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street	Other (1)	Total	Fifth Avenue	Street	Other (1)
PGRE Ownership		50.0%	5.0%	Various		50.0%	5.0%	Various
ASSETS:
Real estate, net	$1,217,130	$199,731	$863,018	$154,381	$1,196,116	$202,040	$873,142	$120,934
Cash and cash equivalents	54,182	35,736	17,503	943	52,132	31,511	18,642	1,979
Restricted cash	3,181	2,949	—	232	4,726	4,726	—	—
Accounts and other receivables, net	684	189	495	—	296	296	—	—
Deferred rent receivable	15,427	13,608	1,819	—	15,446	13,456	1,990	—
Deferred charges, net	7,087	7,087	—	—	7,848	7,848	—	—
Intangible assets, net	112,040	—	112,040	—	126,422	—	126,422	—
Other assets	6,366	310	51	6,005	1,148	197	105	846

Total Assets	$1,416,097	$259,610	$994,926	$161,561	$1,404,134	$260,074	$1,020,301	$123,759

LIABILITIES:
Notes and mortgages payable, net	$888,255	$296,337	$568,668	$23,250	$886,902	$296,132	$567,799	$22,971
Accounts payable and accrued expenses	34,120	4,378	7,569	22,173	12,560	4,435	7,382	743
Other liabilities	1,662	204	850	608	1,636	180	850	606

Total Liabilities	924,037	300,919	577,087	46,031	901,098	300,747	576,031	24,320

EQUITY:
Total Equity	492,060	(41,309)	417,839	115,530	503,036	(40,673)	444,270	99,439

Total Liabilities and Equity	$1,416,097	$259,610	$994,926	$161,561	$1,404,134	$260,074	$1,020,301	$123,759

(1)	Represents Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2018				Three Months Ended June 30, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street	Other (1)	Total	Fifth Avenue	Street	Other (1)
Total revenues	$35,373	$13,733	$20,516	$1,124	$36,314	$14,390	$20,235	$1,689
Total operating expenses	13,078	6,126	6,733	219	13,093	6,102	6,376	615

Net operating income	22,295	7,607	13,783	905	23,221	8,288	13,859	1,074
Depreciation and amortization expense	(12,032)	(2,898)	(9,033)	(101)	(12,201)	(3,075)	(9,033)	(93)
Interest and other income, net	198	157	41	—	75	48	26	1
Interest and debt expense	(9,733)	(2,674)	(6,800)	(259)	(8,860)	(3,126)	(5,481)	(253)
Unrealized gain on interest rate swaps	—	—	—	—	728	728	—	—

Net income (loss) before income taxes	728	2,192	(2,009)	545	2,963	2,863	(629)	729
Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$728	$2,192	$(2,009)	$545	$2,963	$2,863	$(629)	$729

PGRE’s share
Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net income (loss)	$1,036	$1,096	$(102)	$42	$1,488	$1,432	$(31)	$87
Less: Step-up basis adjustment	(27)	—	—	(27)	(25)	—	—	(25)
Add: Distributions in excess of earnings	1,512	1,512	—	—	15,072	15,072	—	—

PGRE’s share of net income (loss)	2,521	2,608	(102)	15	16,535	16,504	(31)	62
Less: Noncontrolling interests	—	—	—	—	(31)	—	—	(31)
Add: Real estate depreciation and amortization	1,936	1,449	452	35	2,024	1,538	452	34

FFO (2)	4,457	4,057	350	50	18,528	18,042	421	65
Less: Distributions in excess of earnings	(1,512)	(1,512)	—	—	(15,072)	(15,072)	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(364)	(364)	—	—

Core FFO (2)	$2,945	$2,545	$350	$50	$3,092	$2,606	$421	$65

Joint Venture Partners’ share
Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net (loss) income	$(308)	$1,096	$(1,907)	$503	$1,475	$1,431	$(598)	$642
Add: Real estate depreciation and amortization	10,123	1,449	8,581	93	10,202	1,537	8,581	84

FFO (2)	9,815	2,545	6,674	596	11,677	2,968	7,983	726
Less: Unrealized gain on interest rate swaps	—	—	—	—	(364)	(364)	—	—

Core FFO (2)	$9,815	$2,545	$6,674	$596	$11,313	$2,604	$7,983	$726

(1)	Represents Oder-Center, Germany and One Steuart Lane.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2018				Six Months Ended June 30, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street (1)	Other (2)	Total	Fifth Avenue	Street (1)	Other (2)
Total revenues	$71,344	$27,865	$40,959	$2,520	$66,929	$28,769	$35,459	$2,701
Total operating expenses	26,605	12,310	13,473	822	24,055	12,068	11,101	886

Net operating income	44,739	15,555	27,486	1,698	42,874	16,701	24,358	1,815
Depreciation and amortization expense	(24,193)	(5,924)	(18,066)	(203)	(22,012)	(5,995)	(15,832)	(185)
Interest and other income, net	368	270	97	1	105	72	32	1
Interest and debt expense	(18,912)	(5,319)	(13,070)	(523)	(15,753)	(5,951)	(9,296)	(506)
Unrealized gain on interest rate swaps	—	—	—	—	1,896	1,896	—	—

Net income (loss) before income taxes	2,002	4,582	(3,553)	973	7,110	6,723	(738)	1,125
Income tax expense	(10)	—	—	(10)	(2)	—	—	(2)

Net income (loss)	$1,992	$4,582	$(3,553)	$963	$7,108	$6,723	$(738)	$1,123

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net income (loss)	$2,197	$2,291	$(175)	$81	$3,450	$3,362	$(36)	$124
Less: Step-up basis adjustment	(55)	—	—	(55)	(50)	—	—	(50)
Add: Distributions in excess of earnings	317	317	—	—	15,072	15,072	—	—

PGRE’s share of net income (loss)	2,459	2,608	(175)	26	18,472	18,434	(36)	74
Less: Noncontrolling interests	—	—	—	—	(31)	—	—	(31)
Add: Real estate depreciation and amortization	3,940	2,962	905	73	3,872	2,998	806	68

FFO (3)	6,399	5,570	730	99	22,313	21,432	770	111
Less: Distributions in excess of earnings	(317)	(317)	—	—	(15,072)	(15,072)	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(948)	(948)	—	—

Core FFO (3)	$6,082	$5,253	$730	$99	$6,293	$5,412	$770	$111

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net (loss) income	$(205)	$2,291	$(3,378)	$882	$3,658	$3,361	$(702)	$999
Add: Real estate depreciation and amortization	20,308	2,962	17,161	185	18,190	2,997	15,026	167

FFO (3)	20,103	5,253	13,783	1,067	21,848	6,358	14,324	1,166
Less: Unrealized gain on interest rate swaps	—	—	—	—	(948)	(948)	—	—

Core FFO (3)	$20,103	$5,253	$13,783	$1,067	$20,900	$5,410	$14,324	$1,166

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and One Steuart Lane.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the underlying investments, as of June 30, 2018.

		PGRE Ownership	Fixed / Variable rate	Interest Rate	Maturity	Face Amount		Fair Value
Investments	Investment Type					Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000	$645	$50,282	$649
700 Eighth Avenue	Mortgage and Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	8.01%	Jan-2019	74,000	955	74,436	960
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000	710	55,412	715
Other	Mortgage and Mezzanine Loans/Preferred Equity	1.3%	Various	5.50% - 9.61%	Oct-2018 to Dec-2027	352,733	4,553	352,311	4,545

						$531,733	$6,863	$532,441	$6,869

	Total	Our Share
Committed capital	$775,200	$10,000
Called and/or invested	(532,450)	(6,869)

Available to be invested	$242,750	$3,131

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of June 30, 2018
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,599,800
$1.0 billion Revolving Credit Facility (2)	—

3,599,800
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza and 50 Beale Street)	(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street, and Oder-Center, Germany)	181,017

PGRE’s share of total debt (3)	3,126,475

	Shares / Units	Share Price as of
	Outstanding	June 30, 2018
Equity:
Common stock	240,529,397	$15.40	3,704,153
Operating Partnership units	25,300,324	15.40	389,625

Total equity	265,829,721	15.40	4,093,778

Total Market Capitalization			$7,220,253

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)

On January 10, 2018, we amended and extended our revolving credit facility. The maturity date of our revolving credit facility was extended from November 2018 to January 2022, with two six-month extension options, and the capacity was increased to $1.0 billion from $800 million.

(3)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$1,046,800	3.55%	$1,000,000	3.54%	$46,800	3.73%
1301 Avenue of the Americas	850,000	3.36%	500,000	3.05%	350,000	3.80%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility (1)	—	—	—	—	—	—

Total consolidated debt	3,599,800	3.68%	3,203,000	3.66%	396,800	3.79%

Noncontrolling interest’s share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (2)	$2,945,458	3.62%	$2,548,658	3.59%	$396,800	3.79%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	4.52%	—	—	575,000	4.52%
Oder-Center, Germany	23,250	4.62%	23,250	4.62%	—	—

Total unconsolidated debt	898,250	4.15%	323,250	3.48%	575,000	4.52%

Joint venture partners’ share	(717,233)	4.29%	(171,041)	3.54%	(546,192)	4.52%

PGRE’s share of unconsolidated debt (2)	$181,017	3.59%	$152,209	3.41%	$28,808	4.52%

PGRE’s share of Total Debt (2)	$3,126,475	3.62%	$2,700,867	3.58%	$425,608	3.84%

	Required	Actual
Revolving Credit Facility Covenants: (3)
Total Debt / Total Assets	Less than 60%	39.2%
Secured Debt / Total Assets	Less than 50%	39.1%
Fixed Charge Coverage	Greater than 1.5x	3.9	x
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%
Unencumbered Interest Coverage	Greater than 1.75x	38.7	x

	Amount	%
Debt Composition:
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	152,209

Total fixed rate debt	2,700,867	86.4%

Variable rate debt:
PGRE’s consolidated variable rate debt	396,800
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	425,608	13.6%

PGRE’s share of Total Debt (2)	$3,126,475	100.0%

(1)	On January 10, 2018, we amended and extended our revolving credit facility.
(2)	See page 43 for our definition of this measure.
(3)	This section presents ratios as of June 30, 2018 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2018	2019	2020	2021	2022	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$—	$—	$850,000	$—	$—	$850,000
50 Beale Street	—	—	—	228,000	—	—	228,000
1633 Broadway	—	—	—	—	1,046,800		1,046,800
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	—	1,078,000	1,046,800	1,475,000	3,599,800
Noncontrolling interest’s share	—	—	—	(157,092)	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$—	$920,908	$1,046,800	$977,750	$2,945,458

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	—	575,000	—	575,000
Oder-Center, Germany	—	—	—	—	23,250	—	23,250

Total unconsolidated debt	—	—	—	—	598,250	300,000	898,250
Joint venture partners’ share	—	—	—	—	(567,233)	(150,000)	(717,233)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$—	$31,017	$150,000	$181,017

PGRE’s share of total debt (1)	$—	$—	$—	$920,908	$1,077,817	$1,127,750	$3,126,475

Weighted average rate	—	—	—	3.38%	3.58%	3.84%	3.62%

% of debt maturing	—	—	—	29.5%	34.4%	36.1%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

						Annualized Rent (1)
Property	Submarket	Paramount Ownership	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of June 30, 2018
New York:
1633 Broadway	West Side	100.0%	2,518,597	95.4%	95.4%	$171,234	$73.75
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,781,571	97.9%	97.0%	132,682	77.53
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	811,767	95.9%	80.6%	43,317	66.78
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	763,140	95.8%	81.5%	54,796	85.57
900 Third Avenue	East Side	100.0%	599,043	94.2%	94.2%	38,707	68.79
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	543,386	89.7%	89.7%	50,888	104.87
60 Wall Street	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28

Subtotal / Weighted average			8,642,987	96.4%	93.5%	565,224	70.60

PGRE’s share			6,827,248	95.9%	92.2%	469,867	75.69

Washington, D.C.:
425 Eye Street	East End	100.0%	372,552	98.7%	98.7%	16,901	46.16
2099 Pennsylvania Avenue	CBD	100.0%	208,776	91.6%	91.6%	15,181	80.40
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,651	82.08
Liberty Place	East End	100.0%	174,090	94.9%	94.9%	14,262	86.14

Subtotal / Weighted average			946,373	96.7%	96.7%	61,995	67.94

PGRE’s share			946,373	96.7%	96.7%	61,995	67.94

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,136	97.9%	97.9%	118,857	75.91
One Front Street	North Financial District	100.0%	646,759	99.5%	99.5%	44,091	68.30
50 Beale Street	South Financial District	31.1%	664,308	95.8%	86.5%	34,112	59.78

Subtotal / Weighted average			2,894,203	97.7%	95.6%	197,060	70.83

PGRE’s share			1,629,095	98.2%	97.1%	112,940	71.02

Total / Weighted average			12,483,563	96.8%	94.3%	$824,279	$70.45

PGRE’s share			9,402,716	96.4%	93.5%	$644,802	$74.01

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2018		As of March 31, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	95.9%	95.9%	80.9%	80.9%	15.0%
31 West 52nd Street	100.0%	95.8%	95.8%	81.5%	81.5%	14.3%
900 Third Avenue	100.0%	94.2%	94.2%	94.7%	94.7%	(0.5%)
712 Fifth Avenue	50.0%	89.7%	89.7%	93.9%	93.9%	(4.2%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.4%	96.4%	94.1%	94.1%	2.3%

PGRE’s share		95.9%	95.9%	92.7%	92.7%	3.2%

Washington, D.C.:
425 Eye Street	100.0%	98.7%	98.7%	98.7%	98.7%	—%
2099 Pennsylvania Avenue	100.0%	91.6%	91.6%	90.6%	90.6%	1.0%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	94.9%	94.9%	94.9%	94.9%	—%

Weighted average		96.7%	96.7%	96.5%	96.5%	0.2%

PGRE’s share		96.7%	96.7%	96.5%	96.5%	0.2%

San Francisco:
One Market Plaza	49.0%	97.9%	97.9%	97.9%	97.9%	—%
One Front Street	100.0%	99.5%	99.5%	99.5%	99.5%	—%
50 Beale Street	31.1%	95.8%	95.8%	91.4%	91.4%	4.4%

Weighted average		97.7%	97.7%	96.7%	96.7%	1.0%

PGRE’s share		98.2%	98.2%	97.7%	97.7%	0.5%

Weighted average		96.8%	96.8%	94.9%	94.9%	1.9%

PGRE’s share		96.4%	96.4%	94.0%	94.0%	2.4%

(1)	See page 43 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2018		As of December 31, 2017		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	-%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	-%
1325 Avenue of the Americas	100.0%	95.9%	95.9%	80.9%	80.9%	15.0%
31 West 52nd Street	100.0%	95.8%	95.8%	78.0%	78.0%	17.8%
900 Third Avenue	100.0%	94.2%	94.2%	94.7%	94.7%	(0.5%)
712 Fifth Avenue	50.0%	89.7%	89.7%	95.1%	95.1%	(5.4%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%

Weighted average		96.4%	96.4%	93.8%	93.8%	2.6%

PGRE’s share		95.9%	95.9%	92.4%	92.4%	3.5%

Washington, D.C.:
425 Eye Street	100.0%	98.7%	98.7%	98.7%	98.7%	-%
2099 Pennsylvania Avenue	100.0%	91.6%	91.6%	88.9%	88.9%	2.7%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	-%
Liberty Place	100.0%	94.9%	94.9%	94.9%	94.9%	-%

Weighted average		96.7%	96.7%	96.1%	96.1%	0.6%

PGRE’s share		96.7%	96.7%	96.1%	96.1%	0.6%

San Francisco:
One Market Plaza	49.0%	97.9%	97.9%	97.7%	97.7%	0.2%
One Front Street	100.0%	99.5%	99.5%	99.3%	99.3%	0.2%
50 Beale Street	31.1%	95.8%	95.8%	82.6%	82.6%	13.2%

Weighted average		97.7%	97.7%	94.6%	94.6%	3.1%

PGRE’s share		98.2%	98.2%	96.4%	96.4%	1.8%

Weighted average		96.8%	96.8%	94.2%	94.2%	2.6%

PGRE’s share		96.4%	96.4%	93.5%	93.5%	2.9%

(1)	See page 43 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot
Top 10 Tenants:
As of June 30, 2018
Barclays Capital, Inc.	1301 Avenue of the Americas & 2099 Pennsylvania Avenue	Dec-2020	(2)	500,790	(2)	500,790	(2)	5.3%	$32,713	$65.32	5.1%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.4%	28,329	88.28	4.4%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.3%	26,766	85.60	4.2%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.5%	26,248	79.78	4.1%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(3)	320,325	(3)	320,325	(3)	3.4%	25,518	79.66	4.0%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.8%	19,235	73.75	3.0%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,888		293,888		3.1%	17,058	58.04	2.6%
First Republic Bank	One Front Street	Jun-2025		231,443		231,443		2.5%	15,441	66.72	2.4%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.5%	14,437	60.44	2.2%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	14,437	70.98	2.2%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of June 30, 2018
Legal Services	1,895,725	21.7%	$145,274	22.5%
Financial Services - Commercial and Investment Banking	1,860,173	21.3%	135,733	21.1%
Technology and Media	1,607,650	18.4%	109,226	16.9%
Financial Services, all others	958,739	11.0%	82,833	12.8%
Insurance	554,680	6.4%	44,160	6.8%
Retail	276,511	3.2%	21,499	3.3%
Government	345,278	4.0%	16,959	2.6%
Consumer Products	192,620	2.2%	14,743	2.3%
Real Estate	191,640	2.2%	14,081	2.2%
Other	835,668	9.6%	60,294	9.5%

(1)	See page 43 for our definition of this measure.
(2)	3,372 square feet leased at 2099 Pennsylvania Avenue expires on June 30, 2023.
(3)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended June 30, 2018

Total square feet leased	312,522	259,855	1,667	51,000

PGRE’s share of total square feet leased:	278,845	254,988	1,667	22,190
Initial rent (2)	$76.78	$76.95	$—	$72.00
Weighted average lease term (in years)	13.7	14.0	—	5.0
Tenant improvements and leasing commissions:
Per square foot	$141.92	$145.53	$—	$45.00
Per square foot per annum	$10.37	$10.39	$—	$9.00
Percentage of initial rent	13.5%	13.5%	—	12.5%
Rent concessions:
Average free rent period (in months)	13.2	13.6	—	3.0
Average free rent period per annum (in months)	1.0	1.0	—	0.6

Second generation space: (2)
Square feet	87,646	73,887	1,667	12,092
GAAP basis:
Straight-line rent	$73.68	$74.20	$—	$69.95
Prior straight-line rent	$67.81	$68.42	$—	$63.43
Percentage increase	8.7%	8.4%	—	10.3%
Cash basis
Initial rent (2)	$74.78	$75.17	$—	$72.00
Prior escalated rent	$62.40	$64.66	$—	$46.27
Percentage increase	19.8%	16.2%	—	55.6%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Six Months Ended June 30, 2018

Total square feet leased	597,689	405,195	4,929	187,565

PGRE’s share of total square feet leased:	495,693	397,065	4,929	93,699
Initial rent (1)	$80.74	$81.14	$58.50	$79.88
Weighted average lease term (in years)	11.4	12.7	3.4	6.0
Tenant improvements and leasing commissions:
Per square foot	$110.06	$122.09	$11.07	$61.02
Per square foot per annum	$9.62	$9.58	$3.24	$10.15
Percentage of initial rent	11.9%	11.8%	5.5%	12.7%
Rent concessions:
Average free rent period (in months)	9.8	11.6	1.0	2.0
Average free rent period per annum (in months)	0.9	0.9	0.3	0.3

Second generation space: (2)
Square feet	248,861	181,685	1,667	65,509
GAAP basis:
Straight-line rent	$81.92	$81.81	$—	$82.24
Prior straight-line rent	$73.36	$76.39	$—	$64.96
Percentage increase	11.7%	7.1%	—	26.6%
Cash basis:
Initial rent (2)	$84.05	$84.85	$—	$81.85
Prior escalated rent	$71.01	$75.44	$—	$58.73
Percentage increase	18.4%	12.5%	—	39.4%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	9,662	6,581	$481	$64.07	0.1%

3Q 2018	28,259	25,082	1,906	82.21	0.3%
4Q 2018	48,886	39,037	2,616	67.02	0.4%

Total 2018	77,145	64,119	4,522	72.50	0.7%
1Q 2019	210,061	176,149	13,731	77.80	2.1%
2Q 2019	66,205	60,907	3,641	60.48	0.5%
Remaining 2019	342,543	272,615	22,424	82.07	3.4%

Total 2019	618,809	509,671	39,796	78.06	6.0%
2020	749,880	469,415	33,770	70.97	5.1%
2021	1,629,138	1,411,830	90,267	64.66	13.5%
2022	2,364,590	562,199	39,066	77.26	5.9%
2023	770,507	706,873	55,693	81.79	8.4%
2024	752,907	695,892	53,983	77.79	8.1%
2025	1,089,801	772,073	56,224	72.87	8.4%
2026	753,857	667,240	49,304	70.79	7.4%
2027	125,471	117,455	9,613	81.88	1.4%
Thereafter	3,088,716	3,038,954	233,763	76.68	35.0%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
		Square Feet of Expiring Leases	Annualized Rent (1)
Year of Lease Expiration (2)			Amount	Per Square Foot (3)	% of Annualized Rent
Month to Month	1,322	1,322	$254	$—	0.1%

3Q 2018	2,680	1,340	164	102.08	0.0%
4Q 2018	48,886	39,037	2,616	67.02	0.5%

Total 2018	51,566	40,377	2,780	68.18	0.5%
1Q 2019	103,179	95,005	8,432	88.48	1.7%
2Q 2019	13,826	11,213	674	64.42	0.1%
Remaining 2019	204,719	198,330	16,808	85.99	3.4%

Total 2019	321,724	304,548	25,914	86.08	5.2%
2020	293,633	249,607	19,024	76.12	3.9%
2021	958,624	910,899	63,094	71.26	12.8%
2022	1,786,888	231,932	12,291	66.75	2.5%
2023	544,143	515,190	39,668	80.91	8.1%
2024	573,139	552,063	42,877	77.89	8.7%
2025	251,833	219,031	15,971	72.92	3.3%
2026	581,223	566,078	42,052	70.64	8.6%
2027	85,378	85,378	7,114	83.32	1.4%
Thereafter	2,868,601	2,855,229	220,316	76.89	44.9%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

		PGRE’s Share of
			Annualized Rent (1)		% of Annualized Rent
Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	Square Feet of Expiring Leases	Amount	Per Square Foot (3)
Month to Month	—	—	$—	$—	—

3Q 2018	—	—	—	—	—
4Q 2018	—	—	—	—	—

Total 2018	—	—	—	—	—
1Q 2019	34,475	34,475	2,679	77.71	4.3%
2Q 2019	—	—	—	—	—
Remaining 2019	5,939	5,939	788	85.22	1.3%

Total 2019	40,414	40,414	3,467	78.81	5.6%
2020	33,136	33,136	2,642	79.73	4.3%
2021	317,416	317,416	15,731	47.91	25.5%
2022	38,919	38,919	2,541	65.29	4.1%
2023	149,178	149,178	12,461	84.16	20.2%
2024	80,478	80,478	6,544	81.56	10.6%
2025	56,565	56,565	4,689	82.89	7.6%
2026	32,011	32,011	2,261	70.63	3.7%
2027	24,373	24,373	1,982	81.32	3.2%
Thereafter	123,873	123,873	9,298	75.06	15.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of Lease Expiration (2)	Square Feet	Square Feet	Annualized Rent (1)		% of
	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	8,340	5,259	$227	$64.07	0.2%

3Q 2018	25,579	23,742	1,738	80.93	1.5%
4Q 2018	—	—	—	—	—

Total 2018	25,579	23,742	1,738	80.93	1.5%
1Q 2019	72,407	46,669	2,620	56.14	2.3%
2Q 2019	52,379	49,694	2,967	59.70	2.6%
Remaining 2019	131,885	68,346	4,828	70.64	4.3%

Total 2019	256,671	164,709	10,415	63.24	9.2%
2020	423,111	186,672	12,104	62.44	10.7%
2021	353,098	183,515	11,442	62.35	10.1%
2022	538,783	291,348	24,234	83.26	21.4%
2023	77,186	42,505	3,564	83.29	3.1%
2024	99,290	63,351	4,562	72.15	4.0%
2025	781,403	496,477	35,564	71.71	31.3%
2026	140,623	69,151	4,991	72.10	4.4%
2027	15,720	7,704	517	67.49	0.5%
Thereafter	96,242	59,852	4,149	69.89	3.6%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended June 30, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$2,496	$1,738	$379	$171	$208
Second generation tenant improvements	12,343	10,828	89	1,426	—
Second generation leasing commissions	8,049	6,837	—	1,212	—
First generation leasing costs and other capital expenditures	716	—	—	716	—

Total Capital Expenditures	$23,604	$19,403	$468	$3,525	$208

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$9,216	$9,216	$—	$—	$—
One Market Plaza	1,258	—	—	1,258	—
Other	33	33	—	—	—

Total Redevelopment Expenditures	$10,507	$9,249	$—	$1,258	$—

	Three Months Ended June 30, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$1,999	$1,739	$123	$—	$137
Second generation tenant improvements	4,151	2,454	2	1,695	—
Second generation leasing commissions	5,716	574	—	5,142	—
First generation leasing costs and other capital expenditures	6,166	2,643	1,473	2,050	—

Total Capital Expenditures	$18,032	$7,410	$1,598	$8,887	$137

Redevelopment Expenditures (1)
One Market Plaza	$3,129	$—	$—	$3,129	$—
Residential Development Fund	1,459	—	—	—	1,459
Other	1,276	1,246	—	30	—

Total Redevelopment Expenditures	$5,864	$1,246	$—	$3,159	$1,459

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Six Months Ended June 30, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$6,198	$4,641	$614	$634	$309
Second generation tenant improvements	25,842	23,438	123	2,281	—
Second generation leasing commissions	9,533	7,420	142	1,971	—
First generation leasing costs and other capital expenditures	5,370	111	2,059	3,200	—

Total Capital Expenditures	$46,943	$35,610	$2,938	$8,086	$309

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$12,180	$12,180	$—	$—	$—
One Market Plaza	2,012	—	—	2,012	—
Other	620	620	—	—	—

Total Redevelopment Expenditures	$14,812	$12,800	$—	$2,012	$—

	Six Months Ended June 30, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$7,554	$5,036	$589	$1,705	$224
Second generation tenant improvements	8,108	4,941	2	3,165	—
Second generation leasing commissions	9,167	3,787	—	5,380	—
First generation leasing costs and other capital expenditures	11,732	5,459	2,699	3,574	—

Total Capital Expenditures	$36,561	$19,223	$3,290	$13,824	$224

Redevelopment Expenditures (1)
One Market Plaza	$3,206	$—	$—	$3,206	$—
Residential Development Fund	2,896	—	—	—	2,896
Other	1,651	1,621	—	30	—

Total Redevelopment Expenditures	$7,753	$1,621	$—	$3,236	$2,896

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.